                                                                    Exhibit 99.1


[LOGO]            CERESNEWSCERESNEWSCERESNEWSCERESNEWSCERESNEWS
                  CERESNEWSCERESNEWSCERESNEWSCERESNEWSCERESNEWS
                  CERESNEWSCERESNEWSCERESNEWSCERESNEWSCERESNEWS

                                      FOR FURTHER INFORMATION:
                                      David I. Vickers, Chief Financial Officer
                                      (440) 878-2941

                                      Gayle M. Vixler, Senior Vice President
                                      (440) 572-8848

               CERES GROUP REPORTS FOURTH QUARTER AND 2003 RESULTS

CLEVELAND, OH, MARCH 3, 2004

FOR THE QUARTER:

- Net operating income of $4.1 million ($0.12 per share) - Net income of $4.5 million ($0.13 per share) - Senior Segment pre-tax operating income of $6.4 million - Medical Segment pre-tax operating income of $0.9 million

FOR THE FULL YEAR 2003:

- Net operating income of $15.4 million ($0.45 per share) - Net income of $22.9 million ($0.67 per share) - Senior Segment pre-tax operating income of $19.0 million - Medical Segment pre-tax operating income of $8.3 million

Ceres Group, Inc. (NASDAQ: CERG) today reported net operating income of $4.1 million ($0.12 per share), excluding $0.4 million ($0.01 per share) from net realized investment gains for the fourth quarter ended December 31, 2003. This compares to net operating income of $1.9 million ($0.06 per share) for the fourth quarter of 2002, excluding $0.4 million ($0.01 per share) from net realized investment gains and a loss of $9.8 million ($0.29 per share) from discontinued operations related to the sale of Pyramid Life Insurance Company. Net income was $4.5 million ($0.13 per share) in the fourth quarter of 2003, compared to a net loss of $7.4 million ($0.22 per share) in 2002.

For the full year 2003, the company posted net operating income of $15.4 million ($0.45 per share), excluding $1.2 million ($0.04 per share) from net realized investment gains, $2.7 million ($0.08 per share) related to a decrease in the valuation allowance for deferred taxes, and $3.6 million ($0.11 per share) from discontinued operations. This compares to net operating income of $2.2 million ($0.06 per share) for 2002, excluding $1.5 million ($0.04 per share) from net realized investment gains, $1.5 million ($0.05 per share) from a special charge related to the retirement of the company's former CEO, and a loss of $4.5 million ($0.13 per share) from discontinued operations. Net income was $22.9 million ($0.67 per share) for 2003, compared to a net loss of $2.4 million ($0.07 per share) in 2002.

Ceres Group, Inc.
Page 2


"We finished 2003 in a strong financial position, exceeding our goals and dramatically improving our balance sheet," said Tom Kilian, president and chief executive officer of Ceres. "Both business segments showed positive earnings, expenses were in line with our revenues, and we enhanced our management team and board of directors.

"Our strategies in the Senior and Medical segments have proven effective in balancing our results," Kilian added. "Earnings in the Senior Segment remain solid and this segment is now poised for growth in 2004 and beyond. At the same time, we continue to selectively market in our Medical Segment to maintain stable results."

SEGMENT RESULTS
---------------

Ceres reports its financial results in two primary business segments: Senior and Medical. For all periods presented, the segment results exclude the discontinued operations of Pyramid Life Insurance Company, which was sold on March 31, 2003.

SENIOR SEGMENT (MEDICARE SUPPLEMENT, LONG-TERM CARE, DENTAL, LIFE INSURANCE, AND ANNUITIES)

Pre-tax operating income for the quarter was $6.4 million, compared to $2.0 million in the fourth quarter of 2002. For the full year, Senior Segment pre-tax operating income totaled $19.0 million, compared to $14.2 million for 2002.

Benefits, claims, losses and settlement expenses in the Senior Segment were $30.9 million, compared to $33.8 million in the fourth quarter of 2002. The Senior Segment benefit and claims loss ratio was 69.9%, compared to 79.3% in the fourth quarter of 2002. For the full year, the Senior Segment benefits, claims, losses and settlement expenses were $127.5 million, compared to $129.2 million, with the benefit claims loss ratio at 73.7% and 76.0%, respectively. The improvement in the Senior Segment results for 2003 was due primarily to the reduction in Medicare supplement loss ratios from 69.8% in 2002 to 67.1% in 2003.

"Pre-tax operating income in our Senior Segment increased 34% for the year, and we are optimistic about the growth potential for this historically predictable and profitable segment." Kilian said. "Our strategy is to expand this segment by emphasizing competitive markets, working with select distributors, exploring new marketing relationships and increasing our agent base. We will continue to concentrate on our primary product Medicare supplement, and increase our market reach through new plan offerings and portfolio refinements. I believe that we have the financial strength, technology and superior administrative platform to support this expansion."

MEDICAL SEGMENT (CATASTROPHIC AND COMPREHENSIVE MEDICAL PLANS)

Pre-tax operating income for the quarter was $0.9 million, compared to pre-tax operating income of $1.8 million in the fourth quarter of 2002. For the full year, Medical Segment pre-tax operating income totaled $8.3 million, compared to a pre-tax operating loss of $7.1 million for 2002.

Benefits, claims, losses and settlement expenses in the Medical Segment were $51.6 million, compared to $68.9 million in the fourth quarter of 2002. The Medical Segment benefit and claims loss ratio was 75.1%, compared to 74.7% in the fourth quarter of 2002. The fourth quarter loss ratio reflects the seasonal nature of claim payment patterns for this product line and is consistent with management's forecasted levels. For the year, the Medical Segment benefits, claims, losses and settlement expenses were $226.2 million, compared to $291.8 million in 2002, with the benefit claims loss ratio at 74.1% and 78.9%, respectively.

Ceres Group, Inc.
Page 3


"We made substantial progress in turning around our Medical Segment results," Kilian said. "The key to this improvement is our selective approach, or niche marketing, which focuses on states, producers and products with the greatest profit potential. Overall new sales in the fourth quarter improved over the same quarter a year ago, and sales of our group medical products increased for both the quarter and the year. We continue to expand on marketing relationships with experienced producers, as well as product and pricing refinements to remain competitive in this challenging market."

OUTLOOK

-------

"In 2004, we will continue to expand our Senior Segment and focus on target market opportunities in our Medical Segment," Kilian said. "The Senior Segment is positioned financially for growth, and we are now actively marketing senior products in both of our major subsidiaries. In addition, the Medical Segment loss ratios improved, and our claim inventory levels remain at historic lows. Over the next two years, one of our strategic objectives is to balance revenues equally between these two business units. This will offset the unpredictability inherent in major medical with the more stable earnings and higher returns on invested capital available on the senior side."

As previously stated, the company expects to achieve net operating income per diluted share of $0.53 for 2004, an increase of approximately 18% over 2003. This is based on the company's prospects for growth in the Senior Segment and continued profitability in its Medical Segment. Net operating income excludes certain items that, in the opinion of management, are not indicative of overall operating trends. In the company's results for 2003 and its outlook for 2004, net operating income excludes the impact of net realized investment gains, the reduction in the deferred tax valuation allowance, and the results of discontinued operations.

A conference call with management regarding fourth quarter and 2003 results is scheduled for 10:00 a.m. (Eastern) on, Thursday, March 4, 2003. To listen to the live conference call over the Internet, go to www.ceresgp.com or http://www.firstcallevents.com/service/ajwz400500257gf12.html. To listen to the webcast, please log onto this site at least 15 minutes prior to the call to register, download and install any necessary audio software. For those who cannot listen to the live broadcast, a replay will be available after the call.

                           FINANCIAL TABLES TO FOLLOW

Ceres Group, Inc.
Page 4


                       CERES GROUP, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                         THREE MONTHS ENDED                 TWELVE MONTHS ENDED
                                                                            DECEMBER 31,                       DECEMBER 31,
                                                                   --------------------------------    -----------------------------
                                                                        2003             2002             2003             2002
                                                                   ---------------   --------------    ------------    -------------
REVENUES

  Premiums, net

       Medical                                                       $   68,687      $   92,236       $  305,441        $  370,029
       Senior and other                                                  44,187          42,645          172,885           170,107
                                                                     ----------      ----------       ----------        ----------
         Total premiums, net                                            112,874         134,881          478,326           540,136
  Net investment income                                                   6,518           5,714           25,090            24,258
  Net realized gains                                                        561             605            1,891             2,262
  Fee and other income                                                    6,643           7,231           27,139            30,705
  Amortization of deferred reinsurance gain                                 305             489            1,736             2,843
                                                                     ----------      ----------       ----------        ----------
                                                                        126,901         148,920          534,182           600,204
                                                                     ----------      ----------       ----------        ----------
  BENEFITS, LOSSES AND EXPENSES
  Benefits, claims, losses and settlement expenses
       Medical                                                           51,617          68,880          226,249           291,789
       Senior and other                                                  30,887          33,801          127,491           129,235
                                                                     ----------      ----------       ----------        ----------
         Total benefits, claims, losses and settlement expenses          82,504         102,681          353,740           421,024
  Selling, general and administrative expenses                           35,763          41,751          146,834           175,232
  Net (deferral) amortization and change in acquisition costs and
     value of business acquired                                           1,140             467            5,953            (3,845)
  Interest expense and financing costs                                      594             465            1,620             2,001
  Special charge                                                               -              -                -             2,381
                                                                     ----------      ----------       ----------        ----------
                                                                        120,001         145,364          508,147           596,793
                                                                     ----------      ----------       ----------        ----------
  Income from continuing operations before federal income
     taxes and minority interest                                          6,900           3,556           26,035             3,411
  Federal income tax expense                                              2,450           1,241            6,647             1,343
                                                                     ----------      ----------       ----------        ----------
  Income from continuing operations after tax and before
     minority interest                                                    4,450           2,315           19,388             2,068
  Minority interest                                                          (7)            (12)              23              (49)
                                                                     ----------      ----------       ----------        ----------
  INCOME FROM CONTINUING OPERATIONS                                       4,457           2,327           19,365             2,117
                                                                     ----------      ----------       ----------        ----------
  Discontinued operations

     Income from operations of Pyramid Life (less tax expense of
        $0, $1,010, $3,223 and $3,877, respectively)                          -           1,865            5,732             7,109
     Loss on sale of Pyramid Life (less tax benefit of $0, $683,
        $79, and $683, respectively)                                          -         (11,627)          (2,149)          (11,627)
                                                                     ----------      ----------       ----------        ----------
  INCOME (LOSS) FROM DISCONTINUED OPERATIONS                                  -          (9,762)           3,583            (4,518)
                                                                     ----------      ----------       ----------        ----------
  NET INCOME (LOSS)                                                  $    4,457      $   (7,435)      $   22,948        $   (2,401)
                                                                     ===========     ==========       ==========        ==========

  BASIC EARNINGS (LOSS) PER SHARE
     Continuing operations                                           $     0.13      $     0.07       $     0.56        $     0.06
     Discontinued operations                                                  -           (0.29)            0.11             (0.13)
                                                                     ----------      ----------       ----------        ----------
     Net income (loss)                                               $     0.13      $    (0.22)      $     0.67        $    (0.07)
                                                                     ===========     ==========       ==========        ==========

  DILUTED EARNINGS (LOSS) PER SHARE
     Continuing operations                                           $     0.13      $     0.07       $     0.56        $     0.06
     Discontinued operations                                                  -           (0.29)            0.11             (0.13)
                                                                     ----------      ----------       ----------        ----------
     Net income (loss)                                               $     0.13      $    (0.22)      $     0.67        $    (0.07)
                                                                     ===========     ==========       ==========        ==========
  Basic weighted average shares outstanding                              34,370          34,170           34,311            34,019
  Diluted weighted average shares outstanding                            34,488          34,170           34,347            34,019

Ceres Group, Inc.
Page 5


                       CERES GROUP, INC. AND SUBSIDIARIES
                  RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
                                    UNAUDITED
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

         In this press release, the company presented net operating income, net operating income per share, and Medical and Senior Segment pre-tax operating income, which are non-GAAP financial measures. Management believes that these measures of profitability provide a meaningful presentation of the underlying earnings of the company's operations. Net operating income, net operating income per share, and Medical and Senior Segment pre-tax operating income exclude certain items that, in the opinion of management, are not indicative of overall operating trends. For the periods presented, net operating income, net operating income per share, and Medical and Senior Segment pre-tax operating income exclude the results of the discontinued operations of Pyramid Life Insurance Company (a subsidiary that was sold on March 31, 2003), realized gains on the sale of investments, reductions to the valuation allowance for deferred taxes, and special charges. The following is a reconciliation to the most directly comparable GAAP financial measure:


                                                               THREE MONTHS ENDED                TWELVE MONTHS ENDED
                                                                  DECEMBER 31,                       DECEMBER 31,
                                                         -------------------------------    -------------------------------
                                                             2003             2002              2003             2002
                                                         --------------   --------------    --------------   --------------
NET OPERATING INCOME
Net operating income                                       $  4,092         $  1,934         $ 15,445         $  2,195
Net realized gains                                              561              605            1,891            2,262
Income taxes on net realized gains (1)                         (196)            (212)            (662)            (792)
Special charge                                                 --               --               --             (2,381)
Income tax benefit on special charge (1)                       --               --               --                833
Reduction to the valuation allowance for deferred
   taxes                                                       --               --              2,691             --
                                                           --------         --------         --------         --------
Net income from continuing operations                      $  4,457         $  2,327         $ 19,365         $  2,117
                                                           ========         ========         ========         ========

NET OPERATING INCOME PER SHARE DATA (DILUTED)
Net operating income per share                             $   0.12         $   0.06         $   0.45         $   0.06
Net realized gains, net of tax (1)                             0.01             0.01             0.04             0.04
Special charge, net of tax (1)                                 --               --               --              (0.05)
Reduction to the valuation allowance for deferred
    taxes                                                      --               --               0.08             --
                                                           --------         --------         --------         --------
Net income per share from continuing operations            $   0.13         $   0.07         $   0.56         $   0.06
                                                           ========         ========         ========         ========

SENIOR SEGMENT PRE-TAX OPERATING INCOME
Senior Segment pre-tax operating income                    $  6,434         $  1,995         $ 19,011         $ 14,234
Net realized gains (losses)                                     244              (37)             905              634
                                                           --------         --------         --------         --------
Senior Segment profit before federal income taxes
    and minority interest                                  $  6,678         $  1,958         $ 19,916         $ 14,868
                                                           ========         ========         ========         ========

MEDICAL SEGMENT PRE-TAX OPERATING INCOME (LOSS)
Medical Segment pre-tax operating income (loss)            $    899         $  1,806         $  8,307         $ (7,145)
Net realized gains                                              207              534              550            1,194
                                                           --------         --------         --------         --------
Medical Segment profit (loss) before federal income
    taxes and minority interest                            $  1,106         $  2,340         $  8,857         $ (5,951)
                                                           ========         ========         ========         ========

--------

(1) Taxes on net realized gains and special charges are based upon a 35% effective tax rate for all periods.

Note:  Certain amounts may not total due to rounding of individual components.

Ceres Group, Inc.
Page 6


                       CERES GROUP, INC. AND SUBSIDIARIES
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                           DECEMBER 31,       DECEMBER 31,
                                                               2003               2002
                                                           ------------       ------------

ASSETS

Investments                                                  $ 484,280         $ 397,103
Cash and cash equivalents                                       26,394            32,118
Reinsurance receivable                                         143,397           170,075
Assets of Pyramid Life                                            --             157,774
Deferred acquisition costs                                      69,609            74,891
Value of business acquired                                      13,034            16,084
Goodwill and licenses                                           14,097            14,243
Other assets                                                    23,103            25,193
                                                             ---------         ---------
    TOTAL ASSETS                                             $ 773,914         $ 887,481
                                                             =========         =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Policy liabilities and benefits accrued                      $ 504,493         $ 512,003
Deferred reinsurance gain                                        9,456            11,037
Other policyholders' funds                                      20,821            23,610
Debt                                                            13,000            25,003
Liabilities of Pyramid Life                                       --             102,457
Other liabilities                                               41,005            45,847
                                                             ---------         ---------
    TOTAL LIABILITIES                                          588,775           719,957
Stockholders' equity                                           185,139           167,524
                                                             ---------         ---------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY               $ 773,914         $ 887,481
                                                             =========         =========




Equity per common share:
    After accumulated other comprehensive income (1)         $    5.38         $    4.89
    Before accumulated other comprehensive income (1)             5.17              4.51

Book value per share excluding goodwill and licenses              4.97              4.48

---------

(1) Accumulated other comprehensive income relates primarily to the net unrealized gain (loss) on available-for-sale securities.

Ceres Group, Inc.
Page 7


                       CERES GROUP, INC. AND SUBSIDIARIES
                              INDUSTRY SEGMENT DATA
            (EXCLUDING OPERATIONS OF PYRAMID LIFE INSURANCE COMPANY)
                                    UNAUDITED

                                 (IN THOUSANDS)

                                                             THREE MONTHS ENDED                   TWELVE MONTHS ENDED
                                                                DECEMBER 31,                         DECEMBER 31,
                                                       ----------------------------          ----------------------------
                                                          2003               2002               2003               2002
                                                       ---------          ---------          ---------          ---------
MEDICAL
    Revenues
         Net premiums                                  $  68,687          $  92,236          $ 305,441          $ 370,029
         Net investment income                             1,350              1,714              5,598              7,317
         Net realized gains                                  207                534                550              1,194
         Other income                                      4,724              6,507             21,680             30,481
                                                       ---------          ---------          ---------          ---------
                                                          74,968            100,991            333,269            409,021
                                                       ---------          ---------          ---------          ---------
    Expenses
         Benefits and claims                              51,617             68,880            226,249            291,789
         Other operating expenses                         22,245             29,771             98,163            123,183
                                                       ---------          ---------          ---------          ---------
                                                          73,862             98,651            324,412            414,972
                                                       ---------          ---------          ---------          ---------
    Segment profit (loss) before federal income
         taxes and minority interest                   $   1,106          $   2,340          $   8,857          $  (5,951)
                                                       =========          =========          =========          =========
SENIOR AND OTHER
    Revenues
         Net premiums                                  $  44,187          $  42,645          $ 172,885          $ 170,107
         Net investment income                             5,168              3,997             19,487             16,932
         Net realized gains (losses)                         244                (37)               905                634
         Other income                                      2,223              1,213              7,188              3,067
                                                       ---------          ---------          ---------          ---------
                                                          51,822             47,818            200,465            190,740
                                                       ---------          ---------          ---------          ---------
     Expenses
         Benefits and claims                              30,887             33,801            127,491            129,235
         Other operating expenses                         14,257             12,059             53,058             46,637
                                                       ---------          ---------          ---------          ---------
                                                          45,144             45,860            180,549            175,872
                                                       ---------          ---------          ---------          ---------
    Segment profit before federal income taxes
         and minority interest                         $   6,678          $   1,958          $  19,916          $  14,868
                                                       =========          =========          =========          =========

CORPORATE AND OTHER
    Revenues
         Net investment income                         $    --            $       3          $       5          $       9
         Net realized gains                                  110                108                436                434
         Other income                                          1               --                    7               --
                                                       ---------          ---------          ---------          ---------
                                                             111                111                448                443
                                                       ---------          ---------          ---------          ---------
    Expenses
         Interest expense and financing costs                594                465              1,620              2,001
         Other operating expenses                            401                388              1,566              1,567
         Special charge                                     --                 --                 --                2,381
                                                       ---------          ---------          ---------          ---------
                                                             995                853              3,186              5,949
                                                       ---------          ---------          ---------          ---------
    Segment loss before federal income taxes
         and minority interest                         $    (884)         $    (742)         $  (2,738)         $  (5,506)
                                                       =========          =========          =========          =========
INCOME FROM CONTINUING OPERATIONS BEFORE
    INCOME TAXES AND MINORITY INTEREST                 $   6,900          $   3,556          $  26,035          $   3,411
                                                       =========          =========          =========          =========
Medical loss ratio                                          75.1%              74.7%              74.1%              78.9%
Senior loss ratio                                           69.9%              79.3%              73.7%              76.0%
Overall loss ratio                                          73.1%              76.1%              74.0%              77.9%

Ceres Group, Inc.
Page 8


ABOUT CERES GROUP

Ceres Group, Inc., through its insurance subsidiaries, provides a wide array of health and life insurance products through two primary business segments. Ceres' Medical Segment includes major medical health insurance for individuals, families, associations, and small businesses. The Senior Segment includes senior health, life and annuity products for Americans age 55 and over. To help control medical costs, Ceres also provides medical cost management services to its insureds. Ceres' nationwide distribution channels include independent agents and its electronic distribution system. For more information, visit www.ceresgp.com.

This news release contains certain forward-looking statements with respect to the financial condition, results of operations and business of the company. Forward-looking statements are statements other than historical information or statements of current condition. In light of the risks and uncertainties inherent in all future projections, the inclusion of forward-looking statements herein should not be regarded as representation by the company or any other person that the objectives or plans of the company will be achieved. Many factors could cause actual results to differ materially from those contemplated by such forward-looking statements, including, among others, failure to accurately predict claims liabilities, rising healthcare costs, business conditions and competition in the healthcare industry, developments in healthcare reform and other regulatory issues (including failure to meet statutory capital requirements), adverse outcomes in litigation, ability to develop and administer competitive products, performance of our reinsurers and failure to comply with financial and other covenants in our loan agreements, and the failure to successfully implement the business plans for the company and its subsidiaries. This review of important factors should not be construed as exhaustive. Investors and others should refer to Ceres' filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2002, and its quarterly reports on Form 10-Q and other periodic filings, for a description of the foregoing and other factors. Ceres undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

                                       ###